                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d)
                   of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       August 20, 2004
                                                -------------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
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        MISSOURI                      0-13880                  43-1313242
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                            Identification No.)





201 Evans Lane, St. Louis, Missouri                                63121
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number including area code:  (314) 553-4000

Item 7.           Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                 Description
                  --------------                 -----------

                       99 Press Release dated August 20, 2004, issued by Engineered Support Systems, Inc.


Item 9.           Regulation FD Disclosure

                  The information in this report is being furnished under
                  Item 9 "Regulation FD Disclosure" and, in accordance with the procedural guidance in the SEC's Release No. 33-8216,
                  Item 12 "Disclosure of Results of Operations and Financial Condition."

                  On August 20, 2004, Engineered Support Systems, Inc. issued a press release reaffirming its fiscal 2004 earnings forecast and guidance for fiscal 2005. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

                  The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGINEERED SUPPORT SYSTEMS, INC.


Date:     August 20, 2004                   BY:      /s/ Gary C. Gerhardt
     --------------------------                --------------------------------
                                                     Gary C. Gerhardt
                                                     Vice Chairman and Chief
                                                     Financial Officer

                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

         Exhibit Number                     Description
         --------------                     -----------

              99 Press release dated August 20, 2004, issued by Engineered Support Systems, Inc.